UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - December 11, 2012 (December 10, 2012)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2012, the ALLETE Board of Directors (the "Board") elected George Goldfarb to serve on the Board and on December 10, 2012, Mr. Goldfarb was appointed to the Audit Committee of the Board, effective immediately. Mr. Goldfarb will receive compensation for his Board service consistent with the compensation received by ALLETE’s other non-employee directors, as disclosed in Exhibit 10(n)(10) to ALLETE’s Form 10-K for the fiscal year ended December 31, 2011. Mr. Goldfarb, 53, is the President of Maurices, Inc. (Maurices), a wholly-owned subsidiary of Ascena Retail Group, Inc. Mr. Goldfarb has been with Maurices since 1985 and also serves on the University of Minnesota-Duluth’s Labovitz School of Business and Economics Board, the US Bank Advisory Board, the Duluth Legacy Endowment Fund Board, and the Woodland Hills Board.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

ALLETE, Inc. (ALLETE) expects to earn between $2.58 and $2.78 per share on net income of $100 million to $110 million in 2013.

Significant assumptions impacting ALLETE’s 2013 earnings guidance include:

•	Total capital expenditures for 2013 of approximately $300 million, of which approximately $125 million is expected to qualify for current cost recovery treatment.

•
Higher cost recovery revenue and federal production tax credits as a result of the Bison 2 and 3 wind generation projects in service for a full year, Minnesota Power’s continued participation in CapX2020 transmission projects, and capital expenditures for the Boswell Unit 4 environmental project, subject to regulatory approval.

•
The expected continuation of strong electricity usage by Minnesota Power’s current industrial customers. On December 1, 2012, Minnesota Power received demand nominations from Large Power taconite customers subject to demand nomination requirements indicating that they are expecting to operate at full demand levels for the first four months of 2013.

•
The expectation of an Essar Steel Minnesota (Essar) start-up in mid-2013, with pellet production beginning during the second half of the year resulting in a minimal impact on earnings until late 2013. ALLETE believes Essar will move towards full production capacity levels during 2014. Essar is a customer of the City of Nashwauk.

•	Higher depreciation and interest expenses resulting from recent capital additions.

•	Earnings from BNI Coal and a net loss at ALLETE Properties similar to 2012.

•
An effective tax rate of approximately 20 percent in 2013 due to increased federal production tax credits as a result of additional wind generation. We expect this effective tax rate will continue in 2014.

•	Earnings per share dilution between $0.10 and $0.15 as a result of higher average shares of common stock outstanding primarily due to shares issued in late 2012.

ALLETE has long-term objectives of achieving minimum average earnings per share growth of five percent per year (using 2010 as a base year) and maintaining a competitive dividend payout.

Readers are cautioned that forward-looking statements should be read in conjunction with the Company’s disclosures under the heading “Forward-Looking Statements” located on page 2 of this Form 8-K.

ALLETE Form 8-K dated December 11, 2012

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•
regulatory or legislative actions, including changes in governmental policies of the United States Congress, state legislatures, the FERC, the MPUC, the PSCW, the NDPSC, the EPA and various state, local and county regulators, and city administrators, about allowed rates of return, capital structure, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, present or prospective wholesale and retail competition (including but not limited to transmission costs), zoning and permitting of land held for resale and environmental matters;

•	our ability to manage expansion and integrate acquisitions;

•	our industrial customers’ ability to execute potential expansion plans;

•	the potential impacts of climate change and future regulation to restrict the emissions of GHG on our Regulated Operations;

•	effects of restructuring initiatives in the electric industry;

•	economic and geographic factors, including political and economic risks;

•	changes in and compliance with laws and regulations;

•	weather conditions, natural disasters and pandemic diseases;

•	war, acts of terrorism and cyber attacks;

•	wholesale power market conditions;

•	population growth rates and demographic patterns;

•	effects of competition, including competition for retail and wholesale customers;

•	changes in the real estate market;

•	pricing and transportation of commodities;

•	changes in tax rates or policies or in rates of inflation;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures;

•	global and domestic economic conditions affecting us or our customers;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel; and

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements.

Additional disclosures regarding factors that could cause our results and performance to differ from results or performance anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 26 of our 2011 Form 10‑K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by us in this Current Report on Form 8‑K and in our other reports filed with the SEC that attempt to advise interested parties of the factors that may affect our business.

ALLETE Form 8-K dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

December 11, 2012	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President - Business Support

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ALLETE Form 8-K dated December 11, 2012